UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2009

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 3, 2009 the Registrant issued a press release regarding financial results for the second quarter of 2009, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 is furnished and should not be considered filed with the Securities and Exchange Commission.

Certain information provided in the news release attached as Exhibit 99.1 regarding pre-tax, pre-provision income excludes income tax, provision expense, and goodwill impairment and, therefore, may be deemed to be a non-GAAP financial measure. Below is a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

Pre-tax, Pre-provision Income

While pre-tax, pre-provision income is a non-GAAP performance metric, management believes is useful in analyzing underlying performance trends, particularly in times of economic stress. This is the level of earnings adjusted to exclude the impact of:

•	income tax, which is excluded because management believes the measure is more useful without it;

•	provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;

•	goodwill impairment related to the acquistion of Shore, because it is associated with significant corporation actions out of the ordinary course of business.

The reconciliation of pre-tax, pre-provision income to the comparable GAAP financial measure can be found below:

(in thousands)	Six Months Ended June 30, 2009	Three Months Ended June 30, 2009	Three Months Ended March 31, 2009

Income (loss)	$(35,862)	$(43,229)	$7,367

Less: Income tax	(5,143)	(9,253)	4,110

Add: Provision for loan losses	34,895	33,706	1,189

Add: Impairment of goodwill	27,976	27,976	—

Pre-tax, pre-provision income	$21,866	$9,200	$12,666

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On July 31, 2009, John A.B. Davies, Jr. was appointed to the Board of Directors of the Company. As previously reported on the Company’s Current Report on Form 8-K filed July 20, 2009, Mr. Davies was appointed President and Chief Executive Officer of the Company on

July 14, 2009. As reported at that time, the Company and Mr. Davies have entered into a three year employment contract, which is attached as Exhibit 10.1 and is incorporated herein by reference, which provides for an initial annual salary of $500,000. He is eligible to participate in all cash and non-cash employee benefit plans maintained by the Company for its senior executive officers, as may be determined by the Company’s Board of Directors. All of the aforementioned plans are more fully discussed in Amendment No. 2 to the Company’s 2008 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on June 23, 2009. Other benefits extended to Mr. Davies include the personal use of a company automobile.

Subject to certain limitations, Mr. Davies is to receive annually restricted stock grants equal to the lesser of 25% of his annual base salary on the date of grant, or the maximum the Company is able to provide under the applicable restricted stock plan, and each such annual award of restricted shares shall be subject to vesting as follows; (i) one-third of such shares shall vest as of the second anniversary of the date of grant; (ii) one-third of such shares shall vest on the second anniversary of the date of grant to the extent the Company attains reasonable performance standards for the year in which the grant occurred; and (iii) one-third of such shares shall vest upon the Company’s attainment of reasonable performance standards for the three year period, beginning with the year in which the grant occurred.

The Company has issued a press release relating to the foregoing, which is included as Exhibit 99.2 to this report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As noted in Item 2.02, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 is furnished and should not be considered filed with the Securities and Exchange Commission.

As noted in Item 5.02, the Company issued a press release related to the appointment of Mr. Davies to the Board of Directors, which is included as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Ex. 10.1	Employment Agreement of John A.B. Davies, Jr., attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 20, 2009, incorporated herein by reference.

Ex. 99.1	Press Release dated August 3, 2009

Ex. 99.2	Press Release dated July 31, 2009, attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed July 31, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: August 3, 2009	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 10.1	Employment Agreement of John A.B. Davies, Jr., attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 20, 2009, incorporated herein by reference.

Ex. 99.1	Press Release dated August 3, 2009

Ex. 99.2	Press Release dated July 31, 2009, attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed July 31, 2009, and incorporated herein by reference.